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                             Linens 'n Things, Inc.
                     Supplemental Executive Retirement Plan
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                             Linens 'n Things, Inc.
                     Supplemental Executive Retirement Plan
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                                                                     Page

1.       Purposes............................................          1

2.       Definitions.........................................          1

3.       Administration......................................          3

4.       Participation.......................................          4

5.       Benefit Amount......................................          4

6.       Distributions.......................................          4

7.       Amendment/Termination...............................          5

8.       General Provisions..................................          5

9.       Claim and Appeal Procedure..........................          7

10.      Effective Date......................................          8

Appendix A ..................................................          9

Appendix B ..................................................          10

Appendix C ..................................................          11



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                             Linens 'n Things, Inc.
                     Supplemental Executive Retirement Plan
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1. Purposes.  The purpose of this Linens 'n Things, Inc. Supplemental  Executive
Retirement Plan (the "Plan") is to provide a select group of management or highly compensated employees of Linens 'n Things, Inc. (the "Company") and its subsidiaries and certain affiliated entities with a nonqualified defined benefit pension benefit.


2. Definitions. In addition to the terms defined in Section 1 above, the following terms used in the Plan shall have the meanings set forth below:

(a)      "Administrator" shall mean the Committee.

(b)      "Benefit Amount" shall have the meaning set forth in Section 5.

(c)      "Board" shall mean the Board of Directors of the Company.

(d) "Cause" shall have the meaning set forth in a Participant's employment agreement. In the event that a Participant is not subject to an employment agreement, or if a Participant's employment agreement does not define Cause, then Cause shall be defined at the discretion of the Committee.

(e) "Change of Control" shall be deemed to occur on the date upon which one of the following events occurs:

(i) any person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly, or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (except that a person shall be deemed to be the Beneficial Owner of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 25% or more of the combined voting power of the Company's or such subsidiary's then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
         (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or person other than the Board, cease for any reason to constitute at least a majority of the Board;

(iii) the consummation of a merger or consolidation of the Company or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

(iv) the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

(v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

For purposes of this definition, the term "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule), and the term "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

(f) "Code" shall mean the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions or regulations.

(g) "Committee" shall mean the Compensation Committee of the Board. Any function of the Committee may be delegated to such person or committee or entity as may be elected by the Committee.

(h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule thereunder shall include any successor provisions or rules.

(i) "Final Average Compensation" shall mean the average of the Participant's base and bonus taxable compensation (determined without regard to any income deferral elections), but not including income arising from stock option exercise, restricted stock grants and other forms of equity compensation, for the three (3) calendar years (which need not be consecutive) with the Company, its subsidiaries and affiliates, that yield the greatest average. For this purpose, the same calendar years need not be used for determining the largest base and bonus compensation amounts.

(j) "Participant" shall mean any employee of the Company or any subsidiary or affiliated entity who is on U.S. payroll and subject to taxation in the United States and who is designated by the Committee as an eligible Participant in the Plan. Participants shall be listed in Appendix A hereto.

(k) "Plan Year" shall mean the period from July 1, 1999 through December 31, 1999, and thereafter shall mean the calendar year.

(l) "Year of Service" shall mean a calendar year in which the Participant was employed by the Company, its predecessors, subsidiaries or its affiliates on a full-time basis for the majority of the business days therein.


3.       Administration.

(a) Authority. The Committee shall administer the Plan in accordance with its terms, and shall have all powers necessary to accomplish such purpose, including the power and authority to construe and interpret the Plan, to define the terms used herein, to prescribe, amend and rescind rules and regulations, agreements, forms, and notices relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any actions of the Committee with respect to the Plan shall be conclusive and binding upon all persons interested in the Plan. The Committee may appoint agents and delegate thereto powers and duties under the Plan, except as otherwise limited by the Plan.

(b) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any subsidiary or affiliated entity, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. To the maximum extent permitted by law, no member of the Committee, nor any person to whom ministerial duties have been delegated, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan.


4. Participation. The Administrator will notify each Participant of his or her participation in the Plan at such time as is deemed appropriate.


5. Benefit Amount. Upon termination of employment with the Company and its subsidiaries and affiliated entities, a Participant will be entitled to the Benefit Amount hereunder, if the Participant has either attained age 55 or completed ten (10) Years of Service with the Company, its subsidiaries, and/or its affiliated entities. If the Participant has not then attained age 55, however, then commencement of the Benefit Amount will not occur until attainment of age 55. The Benefit Amount is equal to an annual annuity amount for the life of the Participant, equal to 1.6% times Final Average Compensation times Years of Service, minus the amount set forth in Appendix B. In no event will the Benefit Amount exceed fifty percent (50%) of the Participant's Final Average Compensation. In the event that a Participant becomes entitled to another defined benefit pension benefit from the Company, its subsidiaries or affiliates, then the Benefit Amount will be reduced by the amount of such other defined benefit pension benefit.


6.       Distributions.

(a) Form of Payment. The normal form of payment of the Benefit Amount is a single life annuity for the life of the Participant.

(b) Timing of Payments. Commencement of payment of the Benefit Amount will be as of the first day of the month following the Participant's termination of employment, if the Participant has then attained age 55, unless otherwise provided herein. If the Participant has not then attained age 55, then commencement of payment of the Benefit Amount will occur at age 55, unless otherwise provided herein. If a Participant who is eligible to commence receipt of the Benefit Amount elects to defer commencement of such Benefit Amount, then the Benefit Amount shall be adjusted actuarially (using the mortality factors set forth in Appendix C) to reflect the delay in payment.

(c) Change of Control. Notwithstanding anything else herein to the contrary, upon the occurrence of a Change of Control, all Participants will automatically become fully vested hereunder and have an immediate right to begin receiving the Benefit Amount (regardless of the Participant's age or Years of Service, and regardless of whether the Participant is then employed by the Company). The Participant need not terminate employment in order to receive the Benefit Amount under this Section 6(c). Upon a Change of Control, the Participant may elect to receive the Benefit Amount in the standard form or in a lump sum (using the mortality factors set forth in Appendix C).

(d) Disability. In the event that the Participant becomes disabled, within the meaning of the Company's long term disability plan, and if such Participant has attained age 55 or completed ten (10) Years of Service, and if such Participant has been determined to be disabled and eligible for benefits under the Company's long term disability plan, then such Participant will begin receiving the Benefit Amount as of the first day of the month following such determination; provided, however, that if the Participant has not then attained age 55, then commencement will not occur until he attains age 55. In such event, however, the Participant may elect to defer commencement of the Benefit Amount until such time as he thereafter elects (but not later than age 65), during which deferral period he shall continue to accrue additional Years of Service for purposes of the Benefit Amount, but his Final Average Compensation shall be determined as of the onset of his disability. In the event that the Participant has neither attained age 55 nor completed ten (10) Years of Service at the time of the onset of disability, then he shall be treated as accruing additional age and Years of Service (but not compensation) during the period of disability, until he has satisfied the criteria for payment hereunder.

(e) Preretirement Death Benefits. In the event that a Participant dies prior to the date as of which payment of the Benefit Amount commences, then no benefit shall be payable under the Plan with respect to such Participant and/or his beneficiary.

(f) Forfeiture. A Participant will forfeit all rights to the Benefit Amount in the event that he or she is terminated by the Company for Cause. In addition, in the event that the Participant is determined by the Committee to be an employee, consultant, or independent contractor of a competitor of the Company as defined in the Participant's employment agreement or otherwise in the one (1) year period following termination of employment, then he or she will irrevocably forfeit all rights to the Benefit Amount hereunder.


7. Amendment/Termination. The Committee may, with prospective or retroactive effect, amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of Participants, stockholders, or any other person; provided, however, that, without the consent of a Participant, no such action shall adversely affect the rights of such Participant with respect to any rights to payment of benefits accrued as of the date of termination.


8.       General Provisions.

(a) Limits on Transfer of Awards. Other than by will or the laws of descent and distribution, no right, title or interest of any kind in the Plan shall be transferable or assignable by a Participant or his or her Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, liabilities or engagements, or torts of any Participant or his or her Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

(b) Receipt and Release. Payments (in any form) to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of a Participant's Benefit Amount to which the payments relate against the Company or any subsidiary or affiliated entity thereof, the Committee, and the Committee may require such Participant or Beneficiary, as a condition to such payments, to execute a receipt and release to such effect.

(c) Unfunded Status of Awards: Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for deferred compensation and Participants shall rely solely on the unsecured promise of the Company or applicable affiliated entity for payment hereunder. With respect to any payment not yet made to a Participant under the Plan, nothing contained in the Plan shall give a Participant any rights that are greater than those of a general unsecured creditor of the Company or the applicable affiliated entity; provided, however, that the Committee may authorize the creation of trusts (including the purchase of certain life insurance products) or make other arrangements to meet the Company's obligations under the Plan, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(d) Compliance. A Participant in the Plan shall have no right to receive payment (in any form) with respect to his or her Benefit Amount until legal and contractual obligations of the Company relating to establishment of the Plan and the making of such payments shall have been complied with in full. In addition, the Company shall impose such restrictions on any interest constituting a security as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of the New York Stock Exchange or any other applicable stock exchange or automated quotation system, any state securities laws applicable to such a transfer, any provision of the Company's Certificate of Incorporation or Bylaws, or any other law, regulation, or binding contract to which the Company is a party.

(e) Other Participant Rights. No provision of the Plan or transaction hereunder shall confer upon any Participant any right to be employed by the Company or a subsidiary or affiliate thereof, or to interfere in any way with the right of the Company or a subsidiary or affiliate to increase or decrease the amount of any compensation payable to such Participant. The Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

(f) Tax Withholding. The Company and any subsidiary or affiliated entity shall have the right to deduct from amounts otherwise payable in settlement of a Benefit Amount any sums that federal, state, local or foreign tax law requires to be withheld with respect to such payment.

                  Amounts  payable  under  this  Plan  will be  subject  to FICA withholding at such times and in such amounts as determined by the Administrator, under Section 3121(v) of the Code and the regulations thereunder. FICA withholding amounts will be withheld from non-deferred compensation or from such other sources (including from the applicable Benefit Amount) as is determined by the Administrator.

(g) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(h) Construction. The captions and numbers preceding the sections of the Plan are included solely as a matter of convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of the Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular, and male references shall include female and neuter, and vice versa.

(i) Severability. In the event that any provision of the Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

(j) Status. The establishment and maintenance of the rights of Participants and Beneficiaries hereunder shall not vest in any Participant or Beneficiary any right, title or interest in and to any specific assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan.


9. Claim and Appeal Procedure. The Administrator shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan has been denied. The Administrator's notice to the Claimant shall set forth:

                  (a)      The specific reason for the denial;

                  (b) Specific references to pertinent Plan provisions upon which the Administrator based its denial;

                  (c) A description of any additional material and information that is needed; and

                  (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Administrator within seventy-five (75) days after receipt of the Administrator's notice of denial of benefits. The Administrator's notice must further advise the Claimant that his failure to appeal the action to the Administrator in writing within the seventy-five (75) day period will render the Administrator's determination final, binding and conclusive.

                  If the Claimant should appeal to the Administrator, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he or his duly authorized representative feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Administrator shall re-examine all facts to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Administrator shall advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event shall the Administrator render a decision respecting a denial for a claim of benefits later than one hundred twenty (120) days after its receipt of a request for review.

                  The  Administrator's   notice  of  denial  of  benefits  shall
identify the name and address to whom the Claimant may forward his appeal.


10. Effective Date.  The Plan shall be effective July 1, 1999.



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                                   APPENDIX A



Participant                                                   Effective Date

Norman Axelrod                                                July 1, 1999

                                   APPENDIX B



         For Norman Axelrod, the annual Benefit Amount, as defined in the second sentence of Section 5, shall be reduced by the amount determined below (but not below zero) and prorated accordingly between ages:

         Age at Termination of Employment             Reduction Amount
         --------------------------------             ----------------
         Age 55 ..                                         $530,000
         Age 54...                                         $475,000
         Age 53...                                         $424,000
         Age 52...                                         $370,000
         Age 51...                                         $318,000
         Age 50...                                         $260,000
         Age 49...                                         $195,000
         Age 48...                                         $130,000
         Age 47...                                         $ 38,000

         The above amounts will be prorated for the number of completed calendar months between the Participant's birthday and his termination of employment.

                                                         APPENDIX C



         Mortality:  1983 GAM Table (Unisex Variation)

         Interest:  5.5%